SUPPLEMENT FOR
CALVERT TAX-FREE RESERVES
MONEY MARKET PORTFOLIO
(Institutional Class)

Prospectus dated April 30, 2003
Date of Supplement: September 26, 2003

The following is added to the cover page of the Prospectus:

Draftwriting is available upon request. You may then redeem shares in your account by writing a draft for at least $10,000. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks). You may not print your own.